Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K of Aksys, Ltd. (the “Company”) for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William C. Dow, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13 (a) or Section 15 (d) of the Securities and Exchange Act of 1934; and

(2)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 28, 2003	By:	/s/ William C. Dow

William C. Dow
Chief Executive Officer and President